Exhibit 99.1
March 2024 We Are the Optejet® Company Developing and commercializing ophthalmic therapeutics with Optecare services in large markets with high unmet needs EYEN-COM-V2-0021

Forward-looking Statements Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions, including estimated market opportunities for our products, product candidates and platform technology. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: risks of our clinical trials, including, but not limited to, the costs, design, initiation and enrollment, timing, progress and results of such trials; the timing of, and our ability to submit applications for, obtaining and maintaining regulatory approvals for our products and product candidates; the potential advantages of our products, product candidates and platform technology ; the rate and degree of market acceptance and clinical utility of our products and product candidates; our estimates regarding the potential market opportunity for our products and product candidates; reliance on third parties to develop and commercialize our product candidates; the risk of defects in, or returns of, our products; the ability of us and our partners to timely develop, implement and maintain manufacturing, commercialization and marketing capabilities and strategies for our products and product candidates; intellectual property risks; changes in legal, regulatory, legislative and geopolitical environments in the markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products; and our competitive position. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Eyenovia does not undertake any obligation to update any forward-looking statements. 2

3 • Designed to address issues with ease-of-use and dosing precision • Delivers efficacy while improving tolerability and reducing side effects1 • Digital Optecare capabilities2 Optejet® with microdose array print technology • Patented digital device platform technology • Unique, class-leading drug products • High-value product pipeline addressing areas of significant medical and market need • Multi-faceted business model with revenue from direct sales and licensing agreements Eyenovia (NASDAQ:EYEN) is the Optejet® Company 1. Wirta DL, Walters TR, Flynn WJ, Rathi S, Ianchulev T. Mydriasis with micro-array print touch-free tropicamide-phenylephrine fixed combination MIST: pooled randomized Phase III trials. Ther Deliv. 2021 Mar;12(3):201-214. 2. Optecare is Eyenovia’s suite of digital compliance and adherence capabilities

4 Today’s Eyedropper Bottle Designed for manufacturing ease, not patient use Over the past 125 years, changes in eyedropper design have done little to improve the usability of topical ophthalmic medications 1800’s Glass Pipette 1900’s Glass Pipette with Bulb and Separate Vial Today Integrated Bottle with Dropper Tip 1. Survey conducted in January 2023 with 100 people (19 - 65+ Age Range, Mean Age = 51YO) who regularly take eye drop medications. Respondents were asked to rank common drug forms from easiest to most difficult to administer on a 0-10 scale (0 meaning no difficulty, 10 meaning extremely difficult). Of the 11 medication types ranked, eye drops were the third most difficult behind suppositories and eye ointments. The topical ointments were ranked the easiest to administer with an average score of 1.1, and suppositories ranked the most difficult with a score of 6.48. Eye drops received an average score of 4.6. In a recent survey conducted by J. Reckner and Associates, consumers reported that taking eye drops was among the most difficult ways to self-administer medication1

5 Introducing the Optejet® Optejet® with replaceable drug cartridge Spray nozzle with 109 laser-drilled ports Shutter Activation button Ergonomic design Proprietary, pre-filled drug cartridge manufactured by Eyenovia Optejet is a drug-device combination product manufactured with a sterile-filled, replaceable drug cartridge and equipped with Optecare (connected care) capabilities

6 Ergonomic Design to Improve Usability Horizontal delivery, push-button dosing and no protruding tip Eye Dropper Bottle administration requires head-tilting, squeezing, and reliance on gravity Eye Dropper Bottle tips can touch the patient’s eye surface and medication can drip down their face Optejet administration can be done horizontally with the push of a button Optejet has a recessed nozzle, protected by a shutter when not in use to prevent cross-contamination

7 Laboratory-Proven Cartridge Thoroughly Tested to Demonstrate Sterile Drug Delivery RESULTS: Using the 1x106 microbial growth challenge protocol, Optejet met the passing criteria. • All test units did not show growth for the 28-day simulated use • All positive control units showed growth • All negative control units did not show growth Whitcomb, J. & Lam, P. (2023, October 11-14). Demonstration of Microbial Integrity for a Multi-Dose Ophthalmic Spray Drug Device. American Academy of Optometry, New Orleans, LA, United States.

8 The Optejet Delivers 80% Less Drug Volume Than Eye Droppers Sufficient for efficacy while improving benefits from reducing excessive exposure to both drugs and preservatives 1,2 1 Wirta D. et al, Presentation at 2019 ASCRS meeting | 2 Ianchulev T. et al, Therapeutic Delivery 2018 | 3 Hamrah, P. et al. Cytotoxicity Evaluation for BAK-preserved Latanoprost Delivered By Drop vs. Microdose Array Print Technology. ARVO 2023 poster. New Orleans, LA| 4 The impact of precision spray dosing of netarsudil 0.02% can be seen when compared to a single drop of the same drug. Improves Local Tolerability and Decreases Systemic Exposure4 Minimizes Excessive Drug Exposure to Ocular Tissues3 When tolerability is poor, patients are very likely to discontinue their medication or put pressure on the ophthalmologist to change their treatment5 3 4

9 Optejet Digital Technology is Optecare The Optejet® is capable of automatically tracking usage OPTECARE: Multiple Benefits for All Stakeholders PATIENT • Reminders to take medicine • Ability to track compliance progress • Opportunity for brand-specific encouragement • May be monetized through App subscription service PHYSICIAN • Ability for quicker action with more accurate data • Opportunity for billing: CPT Code (98980) for monthly check of compliance data PAYER • Cost savings: Less likely to have patient on second medication if compliance is the issue • Better outcomes: Compliance with drug therapy shown to slow disease progression1 1 Shu YH et al. Topical Medication Adherence and Visual Field Progression in Open-angle Glaucoma. J Glaucoma 2021

10 Broad Intellectual Property Portfolio • Key claims covered with multiple patents – 18 US Patents Issued; 8 pending – 89 foreign issued; 33 pending – Many in effect beyond 2031 • Clinical data and regulatory approval adds another layer of IP

11 Spray nozzle with 109 laser-drilled ports Mist button Proprietary, pre-filled and replaceable drug cartridge containing tropicamide and phenylephrine Fill button Base Unit with rechargeable battery Cartridge Base Proprietary, pre-filled drug cartridge manufactured by Eyenovia MydCombi The First FDA-Approved Product with Optejet® Technology

12 The Office-Based and Surgical Pupil Dilation Market $250 Million Opportunity1 in the United States 1. $200M annual sales of pharmaceutical mydriatic products used during 108M office-based exams ($2 * 100M) + $50M of single bottle mydriatic agents used cataract replacement surgery ($12.5 x 4M) ● The leading pupil dilation drugs are tropicamide and phenylephrine, both used individually and together and delivered as eye drops ● There are approximately 108 million office-based dilations performed annually in the United States ● The current process suffers from a number of shortfalls: ○ - Multiple eyedrops are usually needed ○ - Patient discomfort and avoidance ○ - Time-consuming administration and slow recovery to “normal” ○ - Cross-contamination risk

13 First and only FDA approved ophthalmic spray for mydriasis • Two Phase 3 clinical trials evaluated the efficacy of MYDCOMBI for achievement of mydriasis. • MYDCOMBI was statistically superior to tropicamide administered alone and phenylephrine administered alone. • Nearly all (94%) subject eyes achieved clinically significant effect by achieving pupil diameter of ≥ 6 mm at 35-minute post-dose compared to 78% of eyes administered tropicamide alone and 1.6% of eyes administered phenylephrine alone. • Clinically effective mydriasis was observed as quickly as 20 minutes. MydCombi MydCombi Tropicamide Phenylephrine Placebo

14 MydCombi Modern Mydriasis: An Easy Way to Dilate 1 Indication: MYDCOMBI (tropicamide 1% and phenylephrine HCl 2.5%) ophthalmic spray is indicated to induce mydriasis for routine diagnostic procedures and in conditions where short term pupil dilation is desired. IMPORTANT SAFETY INFORMATION. CONTRAINDICATIONS: Known hypersensitivity to any component of the formulation. WARNINGS AND PRECAUTIONS. FOR TOPICAL OPHTHALMIC USE. NOT FOR INJECTION. This preparation may cause CNS disturbances which may be dangerous in pediatric patients. The possibility of psychotic reaction and behavioral disturbance due to hypersensitivity to anticholinergic drugs should be considered. Mydriatics may produce a transient elevation of intraocular pressure. Significant elevations in blood pressure have been reported. Caution in patients with elevated blood pressure. Rebound miosis has been reported one day after installation. Remove contact lenses before using. DRUG INTERACTIONS. Atropine-like Drugs: May exaggerate the adrenergic pressor response. Cholinergic Agonists and Ophthalmic Cholinesterase Inhibitors: May interfere with the antihypertensive action of carbachol, pilocarpine, or ophthalmic cholinesterase inhibitors. Potent Inhalation Anesthetic Agents: May potentiate cardiovascular depressant effects of some inhalation anesthetic agents. ADVERSE REACTIONS. Most common ocular adverse reactions include transient blurred vision, reduced visual acuity, photophobia, superficial punctate keratitis, and mild eye discomfort. Increased intraocular pressure has been reported following the use of mydriatics. Systemic adverse reactions including dryness of the mouth, tachycardia, headache, allergic reactions, nausea, vomiting, pallor, central nervous system disturbances and muscle rigidity have been reported with the use of tropicamide. To report SUSPECTED ADVERSE REACTIONS, contact Eyenovia, Inc. At 1-833-393- 6684 or FDA at 1-800-FDA-1088 (www.fda.gov/medwatch) www.mydcombi.com for FULL PRESCRIBING INFORMATION The only FDA approved fixed-dose combination of the leading pupil dilating drugs Quickly achieves clinically necessary dilation and reliable time to resolution1 Well tolerated. In clinical studies 97% of patients reported zero side effects1 Soon to listed by leading Optometry buying group Vision Source (visionsource.com) and available on EyenoviaRx.com 1. Wirta DL, Walters TR, Flynn WJ, Rathi S, Ianchulev T. Mydriasis with micro-array print touch-free tropicamide-phenylephrine fixed combination MIST: pooled randomized Phase III trials. Ther Deliv. 2021 Mar;12(3):201-214.

15 Testimonials “My staff and the patients love the technology. MydCombi provides good dilation without the burning associated with in-office dilation.” Edward Rubinchik, MD SmartEyeCare - NY “MydCombi is a no brainer. Patients tolerated the medication better due to the Optejet device, and it saves our technicians work up time vs. using three eye drops.” Ed Yung, MD Pacific Eye Institute - CA “MydCombi is easier to use for patients with difficult eye anatomies than eye drops. There’s no chance of contamination as MydCombi doesn’t touch the patients' eyes.” Krystina Feliciano, Ophthalmic Tech New York Eye Surgery Center “Patients are dilating faster and get back to normal faster. It’s easy to use by my technicians.” Aleksandra Wianecka, OD Vision Source Signature Eyecare - NY “MydCombi has been a fantastic addition to our office in the age of streamlined medicine and has been welcomed by our patients.” Nathan Radcliffe, MD New York Eye Surgery Center “MydCombi is easy to handle, and the effectiveness is similar to eye drops with patients experiencing more comfort when instilled.” Dan Tran, MD Coastal Vision Medical Group - CA

16 Clobetasol Propionate Ophthalmic Suspension 0.05% Eyenovia’s Second FDA-Approved Product An Important Advancement in Ocular Post-Surgical Pain and Inflammation Control • Short and mid-term revenue opportunity ($1.3B market) • Synergistic commercialization with MydCombi’s sales force 2024 Post-ocular pain and inflammation 2027 • Potential dry eye product in the Optejet ($3.6B market) Acute Dry eye treatment

Available 2H 2024 17 Ophthalmology’s Newest Steroid: Clobetasol Physicians now have access to a well characterized steroid with an advantageous profile * https://www.formosapharma.com/technology/ Clobetasol Propionate Ophthalmic Suspension 0.05%, BID Strong efficacy in pain relief and inflammation reduction Safety and tolerability with low incidence of IOP spikes Simplicity for patients with twice-a-day dosing Patented APNT Science Ease of Access Regardless of Insurance with Value Pricing

18 Clobetasol Utilizes APNT Technology * https://www.formosapharma.com/technology/ Clobetasol Propionate Suspension 0.05%, BID Active ingredient is milled down with salts and sugars to nanoparticle size Active Pharmaceutical Nanoparticle Technology: Increases dissolution • Stable and excellent dispersion properties Increases bioavailability Clobetasol Propionate No Shaking Required Other Steroids

19 77.3% 82.3% 90.6% 43.7% 42.6% 42.1% 0% 20% 40% 60% 80% 100% POD4 POD8 POD15 Rapid and Sustained Ocular Pain Relief and Clearance of Inflammation Percent of Patients with Complete Resolution of Pain at Post-Operative Days 4, 8, and 15 85.4% 87.0% 86.5% 51.4% 46.5% 49.7% 0% 20% 40% 60% 80% 100% POD4 POD8 POD15 Percent of Patients with Anterior Chamber Cell Count = 0 at Post-Operative Days 8 and 15 32.6% 58.6% 11.7% 15.7% 0% 20% 40% 60% 80% POD8 POD15 29.7% 57.8% 13.0% 18.9% 0% 20% 40% 60% 80% POD8 POD15 Clobetasol Propionate Placebo N=181 N=197 STUDY 1 Clobetasol Propionate Placebo N=185 N=185 STUDY 2

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0.05% Clobetasol1 0.1% Dexamethasone + DuraSite2 0.1 % Inveltys3 0.5% Lotemax4 0.05% Durezol5 % of Patients Pain Free Day 15 A Larger Separation Between Active and Placebo Groups May Not Be Indicative of Relative Efficacy Active Vehicle 20 Ratio of Patients Pain Free at Day 15 Post-Op Summary of Published Studies BID QID 2.2x 1.4x 1.4x 1.8x 1.8x 0.05% Clobetasol1 0.1% Dexamethasone + DuraSite2 0.1% Inveltys3 0.5% Lotemax4 0.05% Durezol5 BID 1. https://clobetasolbid.wpenginepowered.com/wp-content/uploads/2024/03/Clobetasol-Prescribing-Information.pdf 2. Evaluate ISV-305 Compared to Vehicle for Treatment of Inflammation and Pain Associated With Cataract Surgery https://www.clinicaltrials.gov/study/NCT03192150?tab=results 3. Inveltys Package Insert https://www.inveltys.com/pdf/inveltys-prescribing-information.pdf 4. Lotemax package insert https://clinicaltrials.gov/study/NCT01060072? 5. Durezol package insert https://clinicaltrials.gov/study/NCT01060072?

0% 10% 20% 30% 40% 50% 60% 70% 0.05% Clobetasol1 0.1% Dexamethasone + DuraSite2 0.1 % Inveltys3 0.5% Lotemax4 0.05% Durezol5 % of Patients Pain Free Day 15 A Larger Separation Between Active and Placebo Groups May Not Be Indicative of Relative Efficacy Active Vehicle 21 Ratio of Patients with No Inflammation Day 15 Post Op (ACC Grade = 0) Summary of Published Studies BID QID 3.4x 3.0x 1.9x 1.9x 3.4x 0.05% Clobetasol1 0.1% Dexamethasone + DuraSite2 0.1% Inveltys3 0.5% Lotemax4 0.05% Durezol5 BID 1. https://clobetasolbid.wpenginepowered.com/wp-content/uploads/2024/03/Clobetasol-Prescribing-Information.pdf 2. Evaluate ISV-305 Compared to Vehicle for Treatment of Inflammation and Pain Associated With Cataract Surgery https://www.clinicaltrials.gov/study/NCT03192150?tab=results 3. Inveltys Package Insert https://www.inveltys.com/pdf/inveltys-prescribing-information.pdf 4. Lotemax package insert https://clinicaltrials.gov/study/NCT01060072? 5. Durezol package insert https://clinicaltrials.gov/study/NCT01060072?

https://clobetasolbid.wpenginepowered.com/wp-content/uploads/2024/03/Clobetasol-Prescribing-Information.pdf 22 Very Low Rate of Adverse Reactions All of Which Occurred in 2% or Fewer Patients Many of these reactions may have been the consequence of the surgical procedure • Eye Inflammation (2%) • Corneal Edema (2%) • Anterior Chamber Inflammation (2%) • Cystoid Macular Edema (2%) • Intraocular Pressure Elevation (1%) • Photophobia (1%) • Vitreous Detachment (1%)

23 ✓ Two Avenues of Distribution ✓ Direct Ordering from EyenoviaRx.com ✓ E-Prescribing from MedVantx Specialty Pharmacy ✓ Competitive Pricing Regardless of Insurance Status ✓ Non-Substitutable ✓ No Call-Backs to Physicians (Cost Savings to Practice) Distributed and Priced for Immediate, Broad Access

24 Clobetasol: The New Generation of Ophthalmic Steroid • Powerful Efficacy for Pain and Inflammation Relief Post-Ocular Surgery • Simple BID Dosing Regimen • Adverse Events Infrequent • Competitive Pricing - Regardless of Insurance

25 Late-Stage Development Pipeline 1. Zafar, S. et al. (2020) ‘Prescribing patterns and costs associated with postoperative eye drop use in Medicare beneficiaries undergoing cataract surgery’, Ophthalmology, 127(5), pp. 573–581. doi:10.1016/j.ophtha.2019.11.005 2. Richard Edlow, O. (2020) The Myopia Management Market, Review of Myopia Management. Available at: https://reviewofmm.com/the-myopia-management-market/ 3. Eyenovia Estimates PROPRIETARY Product Indication Targeted Product Differentiation United States Addressable Market Next Milestone MicroPine Pediatric Progressive Myopia Optejet: Ease of use, less systemic exposure, Optecare service $1.8B2 Planned Ph3 Interim Analysis Q4 2024 Apersure (MicroLine) Presbyopia Optejet: Ease of use, convenience, low side effect incidence $850M3 NDA on hold pending market conditions

26 • Begins in early childhood, with genetic link1 • Elongation of the eye with morbidity and vision problems2 • Urgent need for FDA-approved drug therapies to slow myopia progression Affects ~25M children in the US alone, with ~5M considered to have high myopia risk3 1 Jones LA, Sinnott LT, Mutti DO, Mitchell GL, Moeschberger ML, Zadnik K. Parental history of myopia, sports and outdoor activities, and future myopia. Invest Ophthalmol Vis Sci. 2007 Aug;48(8):3524-32. 2 Eye and Contact Lens. 2004; 30 3 Theophanous C. Myopia Prevalence and Risk Factors in Children. Clinical Ophthalmology. December 2018. U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2019. Progressive Myopia is a Global Epidemic That Can Lead to Vision Loss and Blindness if Not Controlled Progression of Myopic Maculopathy

27 Treatment Options and Medical Need Drugs in Clinical Trials ● Atropine eyedrops have been observed to slow myopia progression in children3 ● Multiple companies (Sydnexis and Ocumension) are in clinical trials using atropine drops ranging in concentrations from 0.01% to 0.03%. These trials are expected to be completed from 2024-2027 ● Eyenovia’s MicroPine ophthalmic spray is in trial evaluating atropine sulfate solution concentrations at 0.1%, and 0.01%. MicroPine delivers ~8µL of drug horizontally and can track adherence. Eyenovia’s trial is expected to be completed in 2029 Adherence to therapies is a primary determinant of treatment success. Extensive review of the literature reveals that in developed countries adherence to therapies averages 50%.3 Optejet Designed to Address Unmet Needs ● Increased Tolerability • Lower Drug Exposure ● Ease of Use • Optejet has been used for nearly 5,000 patient months in children ● Enhanced Compliance • Connected-care allows for monitoring of patient use and discussion with healthcare provider ● Enhanced Safety • Lower systemic exposure 1. Optometry and Vision Science94(6):638-646, June 2017 2. Int J Health Sci (Qassim). 2013 Nov;7(3):291-9. doi: 10.12816/0006057 3. Chia A, Chua WH, Cheung YB, et al. Atropine for the treatment of childhood Myopia: Safety and efficacy of 0.5%, 0.1%, and 0.01% doses (Atropine for the Treatment of Myopia 2). Ophthalmology 2012;119:347-354 4. Oman Med J. 2011 May;26(3):155-9. doi: 10.5001/omj.2011.38 Approved Devices ● Soft (MiSight) and Hard (Ortho-K) contact lenses are used to correct nearsightedness and slow the progression of myopia in children Over 75% of optometrists, however, feel that using contact lenses in patients under 10 years of age is not appropriate. Microbial keratitis being a serious concern for contact lens wearers. 1 ● Stellest Specialty Glasses are also used to correct vision and slow axial elongation A 2012 study showed that two thirds of children did not comply with wearing their vision correcting spectacles due to various reasons (Dislike, Lost/Broken, Feel Unnecessary, Teasing)2

28 Pediatric Progressive Myopia A Potential Market Valued at $1.8B in the US and Similarly in China Currently under investigation, not FDA approved

29 Optecare Designed to Improve Treatment Adherence • Precision-dosed atropine spray developed specifically for children • Easy, daily use by children1 • Lower drug volume exposure to enhance comfort and minimize systemic exposure • Can communicate with smart devices to track treatment adherence and provide family reminders • Compliance data shows promise compared with historical treatments 1 Data on file with Eyenovia. 2 Naito 2018: Naito T, Yoshikawa K, Namiguchi K, Mizoue S, Shiraishi A, et al. (2018) Comparison of success rates in eye drop instillation between sitting position and supine position. PLOS ONE 13(9): e0204363. Patel 1995: Patel SC, Spaeth GL. Compliance in patients prescribed eyedrops for glaucoma. Ophthalmic Surg. 1995 May-Jun;26(3):233-6. Winfield, 1990: Winfield AJ, Jessiman D, Williams A, Esakowitz L. A study of the causes of non-compliance by patients prescribed eyedrops. Br J Ophthalmol. 1990 Aug;74(8):477-80. 3. Matsui, 1997: Matsui DM. Drug compliance in pediatrics. Clinical and research issues. Pediatr Clin North Am. 1997 Feb;44(1):1-14. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 5 10 15 20 25 Six-Month Daily Treatment Compliance 28 Children Age 6 – 13 YO1 Subject number Correctly Administered Doses / Total Potential Doses Average of compliance rates from published ophthalmic studies2 Average of compliance rates from published pediatric studies3

30 MicroPine Planned Development Timeline 4Q 2024 2025 2026 2027 2028 If Positive But Not Yet Statistically Significant, Continue Study Until 420 Patients Reach Endpoint File NDA File NDA If Positive and Statistically Significant, Meet with FDA to Potentially Stop Enrollment and Submit Data Output from Interim Analysis of ~300 Patients

● NovaBay and Eyenovia are co-promoting Avenova and Clobetasol ● NovaBay salesforce will support Clobetasol sales in geographies not covered by Eyenovia’s salesforce ● Eyenovia will promote Avenova with their salesforce ● No additional promotional cost, with each company earning a percentage of incremental sales Avenova fits within Eyenovia’s promotional framework, providing a superior experience for doctors and patients before and after ocular surgery 31 NovaBay Co-Promotion See NovaBay.com and Eyenovia.com for additional product information. Pre-Surgical Post-Surgical • Cleans Lids and Lashes • Kills Most Pathogens • Hygienic Dilation (No Touch) • Effective and Well-Tolerated • New Steroid in Ophthalmology for Pain and Inflammation • Efficacious and Well-Tolerated • Twice-a-day Dosing • Cleans Lids and Lashes • Kills Most Pathogens Avenova MydCombi Clobetasol Avenova

32 Eyenovia: 2024 Key Events Q1 National MydCombi Launch Clobetasol APPROVED Q2 Q3 Q4 MydCombi Post-Marketing Study Results MydCombi Gen-2 Planned FDA Meeting National Clobetasol Launch MicroPine Planned Interim Analysis NovaBay Co-Promote (Avenova®)

33 Additional Large-Market Opportunities 1. Estimates from IQVIA Sales Data | 2. Eyenovia Estimates chronic dry eye is 90% and acute is 10% of total dry eye market of $6.1B (Dry Eye Disease Market (Jan 2024) Transparency Market Research. Available at: https://www.transparencymarketresearch.com/sample/sample.php?flag=S&rep_id=26096) Target Market Targeted Product Differentiation United States Addressable Market POTENTIAL Glaucoma Optejet: Optecare service, Ease of use, Low side effect incidence $2.7B1 Acute Dry Eye Optejet: New drug class, Ease of use, Fast onset $610M2 Chronic Dry Eye Optejet: New MOA, Ease of use, Fast onset $5.5B2 Eye Hydration Optejet Device Registration

34 Financial Snapshot (December 2023) Nasdaq: EYEN Common Shares Outstanding 45.6M Equity Grants Outstanding Under Stock Plans 5.5M Warrants 10.9M Fully Diluted Shares 62.0M Cash $14.8M Debt $15.6M

35 Experienced Leadership Team Bren Kern Chief Operating Officer Michael Rowe Chief Executive Officer John Gandolfo Chief Financial Officer Norbert Lowe VP, Commercial Operations Greg Bennett VP, Clinical Program Strategy and Development Malini Batheja, PhD VP, Pharm R&D and CMC Regulatory Enrico Brambilla VP, Device R&D and Engineering Lauren Gidden VP, Quality and Regulatory Affairs Rob Richardson VP, Manufacturing